EXHIBIT 10.95
CONFIDENTIAL TREATMENT REQUESTED
REDACTED VERSION

SECOND AMENDMENT TO THE
AMENDED & RESTATED STF SUPPLY AGREEMENT

This Second Amendment to the Amended and Restated STF Supply Agreement (this “Amendment”) is made this 30th day of June, 2012 (“the Effective Date”), by and among PCS Phosphate Company, Inc., a Delaware corporation (“PCS Phosphate”), PCS Sales (USA), Inc., a Delaware corporation (“PCS Sales”) (PCS Phosphate and PCS Sales may be collectively referred to as “PCS”), and MEMC Electronic Materials, Inc., a Delaware corporation (“MEMC”).
WHEREAS, PCS and MEMC (collectively “the Parties”) are parties to the Amended and Restated STF Supply Agreement (the “STF Agreement”), dated April 30, 2007, hereby incorporated in its entirety by reference, pursuant to which PCS agreed to sell and MEMC agreed to purchase, during the term set forth therein, silicon tetrafluoride (“STF”) produced by PCS, in the quantities and subject to the terms and conditions set forth in the STF Agreement;
WHEREAS, as of the Effective Date, MEMC owes a balance of [*****] U.S. Dollars ($[*****]) to PCS based on MEMC’s failure to take or pay for a portion of the STF produced by PCS from January 1, 2012, through May 31, 2012;
WHEREAS, MEMC has requested a temporary modification of the quantity and price of the STF that it is obligated to purchase pursuant to the STF Agreement;
WHEREAS, PCS has requested that MEMC deliver two additional letters of credit and a surety bond to PCS to assure MEMC’s past and future performance under the STF Agreement;
WHEREAS, the Parties have come to a resolution concerning the aforementioned issues, which resolution alters certain rights and obligations of the Parties under the STF Agreement;
WHEREAS, to reflect their resolution, the Parties desire to amend the STF Agreement solely in the manner specifically set forth herein; and
WHEREAS, except as expressly amended herein, the STF Agreement (and any other agreement among the Parties) shall remain in full force and effect on and after the Effective Date of this Amendment in accordance with its terms.
NOW, THEREFORE, and in consideration of the mutual promises, covenants, and rights contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:
1.Definitions. All capitalized terms used in this Amendment without definition shall have the respective meanings given them in the STF Agreement.
2.    Quantity and Price. Section 3 of the STF Agreement sets forth PCS’s sale and MEMC’s purchase obligations. Section 4 of the STF Agreement sets forth the STF price and payment terms. Except as expressly amended herein, Sections 3 and 4 of the STF Agreement shall remain in full force and effect on and after the Effective Date of this Amendment in accordance with its terms.

****Confidential information has been omitted and replaced with asterisks [*****]. Such information has been filed separately with the Securities and Exchange Commission.

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(a)    Tier 1 Requirement. During the period starting on the Effective Date and ending on May 31, 2014 (the “Amended Requirements Term”), PCS shall sell to MEMC and MEMC shall purchase from PCS Sales [*****] ([*****]) short tons of STF on an annual basis (the “Tier 1 Requirement”), and the Adjusted Base Price defined in Section 4.1(b) of the STF Agreement is amended such that the price of the STF purchased pursuant to the Tier 1 Requirement shall be [*****]U.S. Dollars ($[*****]) per short ton F.O.B. the PCS Site. When implementing the Tier 1 Requirement, PCS shall sell STF to MEMC and MEMC shall purchase STF from PCS Sales in monthly installments of approximately [*****] ([*****]) short tons.
(b)    Tier 2 Requirement. During the Amended Requirements Term, PCS shall sell to MEMC and MEMC shall purchase from PCS Sales an additional [*****] ([*****]) short tons of STF on an annual basis (“Tier 2 Requirement”). The Adjusted Base Price set forth in Section 4.1(b) of the STF Agreement is further amended such that the price of the STF purchased pursuant to the Tier 2 Requirement is [*****]U.S. Dollars ($[*****]) per short ton F.O.B. the PCS Site. MEMC shall purchase from PCS Sales the STF in monthly installments of approximately [*****] ([*****]) short tons of STF, in addition to the approximately [*****] ([*****]) monthly short tons of STF that MEMC is required to purchase under the Tier 1 Requirement.
(c)    Additional Sale and Purchase of STF. During the Amended Requirements Term, if MEMC desires to purchase a larger quantity of STF than is provided by the Tier 1 Requirement combined with the Tier 2 Requirement, and if PCS in its sole discretion agrees to sell such larger quantity to MEMC, then MEMC shall pay the Adjusted Base Price of [*****] U.S. Dollars ($[*****]) per short ton F.O.B. the PCS Site for any such additional quantity of STF sold and purchased pursuant to this Paragraph 2(c). PCS does not guarantee that PCS will be able to produce any such additional quantity of STF. If PCS is unable to produce or otherwise does not sell any such additional quantity of STF, PCS shall not be liable in any way to MEMC for any damages, liabilities, losses, costs and attorneys’ fees, or problems, including without limitation, special, incidental, indirect, punitive, or consequential damages, resulting from the inability to produce or other failure to sell additional STF. Further, in no event will MEMC bring any charge, claim, cause of action, demand for relief of any kind, action, or suit of any kind or nature, whether directly or indirectly, against PCS as a result of PCS’s inability to produce or failure to sell additional STF. Any such additional quantity of STF purchased by MEMC under this Paragraph 2(c) during the Amended Requirements Term shall be subtracted from Additional Short Tons, calculated under Paragraph 9 of this Amendment, for purposes of extending the STF Agreement.
(d)    Monthly Billing. During the Amended Requirements Term, PCS Sales shall issue an invoice to MEMC for each loaded trailer of STF, payment of which shall be due thirty (30) days net with payment via ACH transfer. For each monthly invoice during the Amended Requirements Term, MEMC shall pay the Adjusted Base Price of [*****] U.S. Dollars ($[*****]) for the first [*****] ([*****]) short tons of STF, the Adjusted Base Price of [*****]U.S. Dollars ($[*****]) for the next [*****] ([*****]) short tons of STF, and the Adjusted Base Price of [*****]U.S. Dollars ($[*****]) for each subsequent short ton of STF.
3.    Annual Settlement of Take-Or-Pay Obligations. Section 3 of the STF Agreement sets forth the procedure that the Parties must follow, and provides for liquidated damages, in the event that MEMC fails to take or pay for the STF produced by PCS. Except as expressly amended herein, Section 3 of the STF Agreement shall remain in full force and effect on and after the Effective Date of this Amendment in accordance with its terms.
During the Amended Requirements Term, the Parties shall perform annual true-up settlements of MEMC’s obligation to purchase the Purchase Requirement, which is set forth in Section 3.1 of the STF Agreement but amended herein for the duration of the Amended Requirements Term. Following the end of each calendar year in the event that MEMC fails to purchase the Tier 1 Requirement and the Tier 2 Requirement for such calendar year (or such partial year, if applicable) and the monthly billing set forth in Paragraph 2(d) of this Amendment did not result in MEMC purchasing [*****] ([*****]) short tons at [*****]U.S. Dollars ($[*****]) and [*****] ([*****]) shorts tons at [*****]U.S. Dollars ($[*****]) for such calendar year (or an adjusted volume of short tons for such partial year, if applicable), PCS shall calculate liquidated damages and the Parties shall follow the procedure set forth in Section 3.3 of the STF Agreement as modified below. For the avoidance of doubt, MEMC’s failure to either purchase the Purchase Requirement or pay to PCS any liquidated damages pursuant to Section 3.3 of the STF Agreement shall constitute an Event of Default under the STF Agreement.

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During the Amended Requirements Term, the Purchase Requirement, as amended by this Amendment, shall be calculated as follows:
2012 Purchase Requirement
From June 1, 2012 through December 31, 2012, the Purchase Requirement for which MEMC must either take or pay pursuant to Section 3.3 of the STF Agreement is as follows:

•
[*****]short tons, which is calculated as follows: (([*****]ST / 12) X 7) + (([*****]ST / 12) X 7). This Purchase Requirement of [*****]short tons shall be comprised of STF sold at the following price terms: [*****]short tons at $[*****]U.S. dollars per short ton, and [*****]short tons at $[*****]U.S. dollars per short ton.

2013 Purchase Requirement
From January 1, 2013, through December 31, 2013, the Purchase Requirement for which MEMC must either take or pay pursuant to Section 3.3 of the STF Agreement is as follows:

•
[*****]short tons, which is calculated as follows: (([*****]ST /12) X 12) + (([*****]ST / 12) X 12). This Purchase Requirement of [*****]short tons shall be comprised of STF sold at the following price terms: [*****]short tons at $[*****]U.S. dollars per short ton, and [*****]short tons at $[*****]U.S. dollars per short ton.

2014 Purchase Requirement
From January 1, 2014, through May 31, 2014, the Purchase Requirement for which MEMC must either take or pay pursuant to Section 3.3 of the STF Agreement is as follows:

•
[*****]short tons, which is calculated as follows: (([*****]ST / 12) X 5) + (([*****]ST / 12) X 5). This Purchase Requirement of [*****]short tons shall be comprised of STF sold at the following price terms: [*****]short tons at $[*****]U.S. dollars per short ton, and [*****]short tons at $[*****]U.S. dollars per short ton.

4.    MEMC’s Balance. The Parties agree that MEMC currently owes PCS [*****] U.S. Dollars ($[*****]) under the STF Agreement (“MEMC’s Balance”) due to MEMC’s failure to take or pay for a portion of the STF produced by PCS from January 1, 2012 through May 31, 2012. The Parties agree that MEMC cannot voluntarily reduce MEMC’s Balance during the Amended Requirements Term, except as provided by Paragraph 5(f) by making cash payments to PCS in excess of the amount that MEMC owes PCS under Section 3 of the STF Agreement. If MEMC’s Balance is not paid in full to PCS during the Amended Requirements Term, MEMC shall pay any remaining unpaid portion thereof, along with any other STF shortfall amounts that accrue during calendar year 2014, in 2015 pursuant to Section 3.3(a) of the STF Agreement.
5.    Letters of Credit and Surety Bond.

(a)
To provide PCS with assurance concerning MEMC’s performance of its obligations under the STF Agreement and this Amendment, including without limitation, the payment of MEMC’s Balance to PCS, and as a condition to PCS’s entry into this Amendment, MEMC shall have delivered to PCS Sales at the time of the execution of this Amendment by the Parties and shall cause to remain in effect (subject to reductions pursuant to and in accordance with Paragraph 5(f) of this Amendment) an irrevocable standby letter of credit (the “MEMC Balance LC”) in PCS Sales’s favor in the original undrawn face amount of [*****]U.S. Dollars ($[*****]) issued by a United States commercial bank acceptable to PCS Sales in the form attached hereto as Exhibit A (subject to such differences as shall be acceptable to PCS Sales in its sole discretion) to secure all of MEMC’s obligations to PCS with respect to MEMC’s Balance and otherwise under the STF

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Agreement and this Amendment.

(b)
To provide PCS with assurance concerning MEMC’s performance of its obligations under the STF Agreement and this Amendment, and as a condition to PCS’s entry into this Amendment, MEMC shall have delivered to PCS Sales at the time of the execution of this Amendment by the Parties and shall cause to remain in effect (with a term ending no earlier than ninety (90) days after the then current expiry date of the STF Agreement) an irrevocable standby letter of credit (the “Receivable Exposure LC” and, together with the MEMC Balance LC, each an “LC” and collectively the “LCs”) in PCS Sales’s favor in the original undrawn face amount of [*****]U.S. Dollars ($[*****]) issued by a United States commercial bank acceptable to PCS Sales in the form attached hereto as Exhibit B (subject to such differences as shall be acceptable to PCS Sales in its sole discretion) to secure all of MEMC’s obligations to PCS under the STF Agreement and this Amendment.

(c)
To provide PCS with further assurance of MEMC’s performance under the STF Agreement and this Amendment, including without limitation, the payment of MEMC’s Balance, and as a condition to PCS’s entry into this Amendment, MEMC shall have delivered to PCS Sales at the time of the execution of this Amendment by the Parties and shall cause to remain in effect a surety bond (the “Bond”) in PCS Sales’s favor in the face amount of [*****] U.S. Dollars ($[*****]) in the form attached hereto as Exhibit C (subject to such differences as shall be acceptable to PCS Sales in its sole discretion) to secure all of MEMC’s obligations to PCS under the STF Agreement and this Amendment, including without limitation, the payment of MEMC’s Balance; provided, however, that at MEMC’s election, it may choose to replace the Bond with a letter of credit with substantially similar terms to the letters of credit provided above (subject to such differences in such letter of credit as shall be acceptable to PCS Sales in its sole discretion).

(d)
If an Event of Default (as defined in Section 5.3 of the STF Agreement) has occurred and is continuing, PCS shall be entitled from time to time to draw on the LCs and/or the Bond and apply the proceeds thereof to satisfy MEMC’s obligations under the STF Agreement and this Amendment. MEMC agrees that PCS’s right to draw on the LCs and/or the Bond upon the occurrence and continuance of an Event of Default is in addition to and cumulative with all other rights of, and remedies available to, PCS under the STF Agreement or at law or equity. For the avoidance of doubt, PCS shall be entitled to draw on the MEMC Balance LC and/or the Bond if MEMC fails to pay MEMC’s Balance to PCS by no later than the annual true-up settlement procedure occurring in 2015 pursuant to Section 3.3 of the STF Agreement.

(e)
If either of the LCs is not renewed (for at least twelve (12) months) at least ninety (90) days prior to any expiry date thereof, PCS shall be entitled to immediately draw the full amount thereof and to apply the proceeds thereof to satisfy MEMC’s obligations under the STF Agreement and this Amendment, including without limitation, MEMC’s Balance. To the extent such drawn amount exceeds such obligations then outstanding, PCS shall place such excess amount in an interest-bearing account with a nationally recognized bank, with the ability to apply the proceeds thereof to payment of any future unpaid obligations of MEMC under the STF Agreement and this Amendment.

(f)
During the Amended Requirements Term, MEMC annually shall have the option to reduce the undrawn amount of the MEMC Balance LC in connection with the Parties’ annual true-up settlement as set forth in Paragraph 3 of this Amendment by paying cash to PCS in an amount in excess of MEMC’s Balance plus the liquidated damages MEMC otherwise owes at the time of the annual true-up settlement pursuant to Paragraph 3 of this Amendment and notifying PCS that the purpose of such excess payment is reduction of MEMC’s Balance (and the MEMC Balance LC). If as part of any such annual true-up settlement, MEMC makes such a payment and provides such notice, and ninety-eight (98) consecutive days pass from the date of such payment without a proceeding under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law

EXHIBIT 10.95
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now or hereafter in effect by or against MEMC or any person or entity from which MEMC may have directly or indirectly derived funds which were used to make such payment being commenced, PCS shall agree to reduction of the undrawn amount of the MEMC Balance LC by the amount of such excess cash payment.
6.    PCS Payment of Letters of Credit Costs. PCS shall pay the reasonable and customary issuance and fronting costs charged by MEMC’s commercial bank for the issuance and maintenance of the LCs while they are outstanding up to, but not in excess of, the lesser of (a) 2.5% of the then outstanding undrawn amount of the LCs and (b) an aggregate annual amount of Two Hundred Fifty Thousand and 00/100 U.S. Dollars ($250,000.00), provided that, for the avoidance of doubt, such payment obligation shall not include any reimbursement of draws under either LC. As between PCS and MEMC, MEMC shall fund the remaining cost of the LCs and the Bond.
7.    Existing Irrevocable Standby Letter of Credit. If (a) ninety-eight (98) consecutive days pass after the Effective Date without a proceeding under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect by or against MEMC being commenced and (b) no Event of Default has occurred and is continuing, PCS shall agree to the termination and/or return to MEMC of the Irrevocable Standby Letter of Credit No. 3102325 dated April 16, 2010 issued by Bank of America, N.A. to PCS Phosphate.
8.    Purchase Rates. Section 3.4 of the STF Agreement governs the rate at which MEMC shall purchase and PCS shall supply STF product. During the Amended Requirements Term, Section 3.4 is amended as follows:
MEMC agrees to purchase and PCS agrees to supply STF at a reasonably constant daily rate. MEMC agrees to purchase and receive STF at a higher rate than the constant daily rate, sufficient to load up to [*****] STF Trailers daily, when requested by PCS. The Parties will work together to coordinate outages and curtailments in production, whether planned or unplanned, in order to prevent or minimize any adverse impact on their respective plants and operations; provided, however, PCS shall have no obligation to sell or deliver STF quantities to MEMC at approximately the constant daily rate during periods when one or more STF plants are not in operation due to reasonable maintenance requirements and turnarounds or due to any event of force majeure.
MEMC, at its sole expense, shall provide a minimum of [*****] ([*****]) and, upon PCS’s request up to a maximum of [*****] ([*****]), STF Trailers to the PCS Site daily for the loading of the STF sold to MEMC.
9.    Extension of the STF Agreement. Pursuant to Section 5.1 of the STF Agreement, the STF Agreement expires on December 31, 2018. PCS and MEMC hereby agree to extend the STF Agreement beyond December 31, 2018, until such time as PCS sells and MEMC purchases an additional volume of short tons of STF (“Additional Short Tons”) necessary to recapture the revenue PCS may lose as a result of this Amendment (“PCS Lost Revenue”) on a straight line basis, net of any interest or time value of money. The Additional Short Tons shall be calculated as follows:

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Step	Calculation
1	Multiply the total STF Agreement 2-year volume ([*****]ST) by the Adjusted Base Price-per-short ton as of the Effective Date ($[*****]U.S. dollars per short ton)
2	Identify STF shipped to MEMC pursuant to Tier 1 Requirement during the Amended Requirements Term
3	Multiply by the Adjusted Base Price-per-short ton under Tier 1 Requirement ($[*****]U.S. dollars per short ton)
4	Identify STF shipped to MEMC pursuant to Tier 2 Requirement during the Amended Requirements Term
5	Multiply by the Adjusted Base Price-per-short ton under Tier 2 Requirement ($[*****]U.S. dollars per short ton)
6	Calculate step 1 product less step 2 product and step 4 product
7	Divide by Tier 1 Requirement Adjusted Base Price ($[*****]U.S. dollars per short ton)
8	Subtract additional quantities of STF that MEMC purchased during the Amended Requirements Term pursuant to Paragraph 2(c) of this Amendment

For example, if during the Amended Requirements Term, PCS sells and MEMC purchases [*****]short tons under the Tier 1 Requirement and [*****] short tons under the Tier 2 Requirement, then the STF Agreement shall be extended after December 31, 2018, until such time as PCS sells and MEMC purchases [*****] Additional Short Tons, pursuant to the following calculation:

Step	Calculation	Result
1	Multiply the total STF Agreement 2-year volume by the Adjusted Base Price-per-short ton as of the Effective Date	[*****] X $[*****] = $[*****]
2	Identify STF shipped to MEMC pursuant to Tier 1 Requirement during the Amended Requirements Term	[*****]
3	Multiply by Tier 1 Requirement Adjusted Base Price	[*****] X $[*****] = $[*****]
4	Identify STF shipped to MEMC pursuant to Tier 2 Requirement during the Amended Requirements Term	[*****]
5	Multiply by Tier 2 Requirement Adjusted Base Price	[*****] X $[*****] = $[*****]
6	Calculate step 1 product less step 2 product and step 4 product	$[*****] - $[*****] - $[*****] = $[*****]
7	Divide by Tier 1 Requirement Adjusted Base Price	$[*****] / $[*****] = $[*****]
8	Subtract additional quantities of STF that MEMC purchased during the Amended Requirements Term pursuant to Paragraph 2(c) of this Amendment	[*****] - [*****] = [*****] Additional Short Tons

After December 31, 2018, PCS shall sell and MEMC shall purchase the Additional Short Tons at the rate of [*****] ([*****]) short tons per month until PCS has recouped PCS’s Lost Revenue through MEMC’s purchase of the Additional Short Tons. In the event MEMC fails to purchase the Additional Short Tons at the rate of [*****] ([*****]) shorts tons per month, PCS shall be entitled to draw on the Receivable Exposure LC and apply the

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proceeds to satisfy MEMC’s obligations under this Amendment. When PCS has recouped PCS’s Lost Revenue pursuant to this Paragraph 9, the STF Agreement shall terminate immediately.
10.    Construction. It is acknowledged that each Party, with the assistance of competent counsel, has participated in the drafting of this Amendment. The Parties agree that this Amendment has been negotiated at arms’ length by Parties of equal bargaining power, each of whom was represented by competent counsel of its own choosing. None of the Parties hereto shall be considered to be the drafter of this Amendment or any provision hereof for the purpose of any statute, case law, or rule of interpretation or construction that would or might cause any provision to be construed against the drafter hereof.
11.    Confidentiality. The Parties agree that except as required by applicable laws (including any securities laws), each Party will keep confidential any information contained in this Amendment that is not otherwise generally available to the public.
12.    Complete Agreement; Continuing Effect of STF Agreement. The STF Agreement and this Amendment constitute the entire understanding of the Parties with respect to the subject matter hereof. This Amendment shall not constitute an amendment of any provision of the STF Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of MEMC that would require a waiver or consent of PCS. Except as expressly amended hereby, the provisions of the STF Agreement are and shall remain in full force and effect. On and after the Effective Date, each reference in the STF Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the STF Agreement shall mean and be a reference to the STF Agreement after giving effect to this Amendment.
13.    Governing Law. The validity, interpretation, construction, and performance of this Amendment shall be governed by the laws of the State of North Carolina, without regard to principles of conflicts of laws.
14.    Modifications. No change, alteration, or modification of this Amendment may be made except in a writing signed by the Parties.
15.    Severability. In the event any provision of this Amendment shall be held to be void, voidable, unlawful, or for any reason, unenforceable, the remaining portions shall remain in full force and effect.
16.    Waiver. No breach of any provision of this Amendment shall be deemed waived unless it is waived in writing. Waiver of any one breach shall not be deemed a waiver of any other breach of the same or any other provision of this Amendment.
17.    Cumulative Remedies. Each and every right and remedy under this Amendment is cumulative with each and every other right and remedy in this Amendment or in any other agreement between the Parties or under applicable law.
18.    Counterparts. This Amendment may be executed in multiple counterparts, each bearing the signature of one or more Parties. Any copy bearing the signature of the Party to be charged may be deemed an original. PCS and MEMC agree that delivery of a copy of this Agreement bearing an original signature by facsimile, by electronic mail in “portable document format” (“pdf”) form or by any other electronic means, or by a combination of such means, shall have the same effect as physical delivery of the paper document bearing the original signature.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the first date written above.

PCS PHOSPHATE COMPANY, INC.,
a Delaware corporation

By: /s/ Brent Heimann____________________

PCS SALES (USA), INC.,
a Delaware corporation

By: /s/ Troy Erny

MEMC ELECTRONIC MATERIALS, INC.,
a Delaware corporation

By: /s/ Brian Wuebbels

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Schedule of Exhibits

A.	Example of MEMC Balance Letter of Credit

B.	Example of Receivable Exposure Letter of Credit

C.	Example of Surety Bond